EXHIBIT 99.1
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     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                        ---------------------------------

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of Cumberland Technologies, Inc. for the period ended March 31, 2003 as filed May 30, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Cumberland Technologies, Inc.




Dated:  May 30, 2003                 By:  /s/ Joseph M. Williams
                                     -------------------------------------------
                                     Joseph M. Williams, President and Treasurer
                                     of Cumberland Technologies, Inc.